EXHIBIT 10


                               POWER OF ATTORNEY


     The undersigned, GIOVANNI AGNELLI e C. S.a.a., a limited partnership represented by shares organized under the laws of Italy, by its representatives thereto duly authorized, hereby constitutes and appoints Ernest Rubenstein, Peter J. Rothenberg and Richard S. Borisoff of Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, and each of them, severally, with full power of substitution, its true and lawful attorneys-in-fact and agents, in any and all capacities, with full power and authority to act in its name and place on its behalf with respect to all matters relating to or in connection with the acquisition and ownership by EXOR GROUP S.A. or its affiliates of a direct or indirect interest in ROCKEFELLER CENTER PROPERTIES, INC., a Delaware corporation ("RCPI"), or in any assets or properties now owned or hereafter acquired by RCPI, or in any entity (incorporated or unincorporated) that now owns or hereafter may acquire any direct or indirect interest in RCPI or any of RCPI's said assets or properties, and to take all actions and execute and deliver all instruments and documents incidental or ancillary thereto, including, but not limited to, the certificates, notices and agreements to be executed and delivered in connection therewith and the Schedule 13D and any amendments thereto to be filed with the United States Securities and Exchange Commission, and to file any such other reports, documents and certificates with any agencies and instrumentalities and other persons with which such other reports, documents or certificates are required to be filed or delivered, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or other substitutes, may lawfully do or cause to be done.

                                       GIOVANNI AGNELLI e C. S.a.a.

                                       /s/  Giovanni Agnelli
                                       ------------------------------
                                       Print Name: Giovanni Agnelli
                                       Title: General Partner and Chairman
                                       Date:  October 11, 1995